PRUDENTIAL WORLD FUND, INC.

Prudential International Value Fund

Supplement dated February 14, 2014 to the Prospectus
and Statement of Additional Information dated December 27, 2013

Effective on or about April 1, 2014, William V. Fries, CFA and Lei Wang, CFA will no longer serve as portfolio managers for the segment of the Fund managed by Thornburg Investment Management, Inc. Wendy Trevisani, who presently serves as a co-portfolio manager with Messrs. Fries and Wang, will continue to serve as portfolio manager.

LR565